January 25, 2001

Receivables Capital Corporation
c/o AMACAR
6525 Morrison Boulevard,
Suite 318
Charlotte, NC 28211

Bank of America,
National Association Global Asset Securitization
231 South LaSalle St.
Chicago, IL 60697

Please be advised that per Section 2.04 of the Certificate Purchase Agreement, among Navistar Financial Securities Corporation, as Seller; Navistar Financial Corporation as Servicer; Receivables Capital Corporation, as the Conduit Purchaser; Bank of America, National Association, as Administrative Agent and Bank of America, National Association, as Committed Purchaser, dated January 28, 2000, the Seller and the Servicer hereby request an extension of the Purchase Expiration Date until January 23, 2002.

Your signature hereto shall constitute an agreement in writing among the parties to the Certificate Purchase Agreement effective, under the terms of Section 2.04 of the Certificate Purchase Agreement, to extend the Purchase Expiration Date until January 23, 2002.

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Sincerely,

NAVISTAR FINANCIAL SECURITIES CORPORATION,
as Seller

By:     /s/  R. W. CAIN
Name:       R. Wayne Cain
Title:         Vice President and Treasure

NAVISTAR FINANCIAL CORPORATION,
as Service

By:    /s/  R. W. CAIN
Name:      R. Wayne Cain
Title:        Vice President and Treasurer

Consented and Agreed:

RECEIVABLES CAPITAL CORPORATION,
As the Conduit Purchaser

By:   /s/  EVELYN ECHEVARRIA
Name:     Evelyn Echevarria
Title:       Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION,
As Committed Purchaser and as Administrative Agent

By:     /s/  ERLE R.L. ARCHER
Name:       Erle R. L. Archer
Title:         Principal

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